UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2012

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

2350 N. Sam Houston Pkwy. E., Suite 125, Houston, Texas	77032
(Address of principal executive offices)	(Zip Code)

(281) 618-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On December 6, 2012, after consideration and a review of a number of factors, including but not limited to performance, competitive market data and the recommendations of the Company's outside compensation consultants, the Compensation Committee of the Board of Directors of Southwestern Energy Company (the “Company”) approved the annual base salaries, cash incentive compensation award levels and long-term incentive compensation awards for fiscal year 2013 of the Company's 2012 Named Executive Officers who are current employees of the Company.

The following table sets forth the annual base salaries of the Company’s current Named Executive Officers as of January 1, 2012 and 2013, the long-term incentives granted to the current Named Executive Officers for fiscal year 2013 and the target annual cash incentive award and the maximum total annual cash incentive award (i.e., assuming attainment of the maximum performance objectives and the maximum discretionary amount) as a percentage of base salary for 2013 for each current Named Executive Officer under the Company's Incentive Compensation Plan.  The restricted stock and stock option awards were granted to the Named Executive Officers under the 2004 Stock Incentive Plan on December 6, 2012.  Each of the restricted stock awards vests ratably over a period of four years.  The exercise price of the stock options is $34.50, the closing price of the Company's common stock on December 5, 2012, and each of the option awards vests ratably over a period of three years.  The performance units were granted under the Company's 2002 Performance Unit Plan, with each unit vesting in three years and having a target value of $1,000.

			2013 Long-Term Incentives			Incentive Compensation Plan
	Salary			Restricted	Performance	2013	2013
	2012	2013	Options	Stock	Units	Target	Max

Steven L. Mueller	$850,000	$850,000	89,020	43,920	1,554	175%	262.5%
President & Chief Executive Officer

William J. Way	$600,000	$620,000	51,550	25,430	900	140%	210%
Executive Vice President & Chief Operating Officer

Mark K. Boling	$450,000	$465,000	35,320	17,420	617	130%	195%
President - V+ Development Solutions & General Counsel

R. Craig Owen	$370,000	$395,000	32,450	16,010	567	125%	187.5%
Senior Vice President & Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: December 12, 2012	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer